SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest event Reported): June 22, 2001


                        PANAGRA INTERNATIONAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New York                       0-30183                13-4025362
        ------------------------    -------------------      -----------------
       (State or other jurisdiction (Commission File Number) (IRS Employer
        of incorporation or                                   ID Number)
        organization)


              1 World Trade Center, 85th Floor, New York, NY 10048
                     --------------------------------------
                    (Address of principal executive offices)

                                 (212) 829-0905
                                 --------------
                         (Registrant's Telephone Number)

Item 5.  Other Events.

         On Friday, June 22, 2001 (the "Closing"), the newly-formed subsidiary of PanAgra International Corporation (the "Company"), Minghua Acquisition Corp., a Delaware corporation ("Acquisition Corp."), purchased all of the outstanding capital stock of Ming Hua Group International Holding (Hong Kong) Limited, a corporation existing under the laws of the Hong Kong Special Administrative Region of the People's Republic of China ("Ming Hua Group International") pursuant to a stock purchase agreement (the "Agreement") among Acquisition Corp., the Company, Mr. Li Chuquan and Mr. Chan Kuen Kwong. Ming Hua Group International holds, as its only material asset, an 85% equity interest in Shenzhen Minghua Environmental Protection Vehicles Co., Ltd., a corporation existing under the laws of the People's Republic of China (the "Environmental Vehicle Company"). The Environmental Vehicle Company is the owner of patented technology relating to hybrid vehicles powered by a combination of a combustion diesel engine and an electric power system (the "Minghua Hybrid Vehicle").

         Pursuant to the Agreement, Acquisition Corp. paid a $1,000,000 deposit to Mr. Li Chuquan and Mr. Chan Kuen Kwong (collectively, the "Sellers") within fifteen days after signing the Agreement on April 27, 2001 and delivered 28,000,000 shares of Company's Common Stock to the Sellers at the Closing. The Company funded the cash amount and issued the shares on behalf of Acquisition Corp. as a capital contribution to Acquisition Corp. The Company now indirectly controls the Environmental Vehicle Company.

         At the Closing, Mr. Li Chuquan obtained a controlling interest in the Company and on June 23, 2001, Mr. Li was appointed as Chairman of the Board of Directors of the Company. As soon as practical after the Closing, the Company intends to change its name to Minghua Group International Holdings Limited.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements of Ming Hua Group International

(b)      Pro Forma Financial Information

         Pro Forma financial statements are not included because prior to the Closing, the Company had no significant assets or liabilities and accordingly, no material change will result from the pro forma consolidation of the Company's financial statements with those of Ming Hua Group International.
(c)      Exhibits

         2.1 Stock Purchase Agreement, dated April 27, 2001, among the Company, Acquisition Corp. and the Sellers, filed as an exhibit on Form 8-K, April 27, 2001.

         99.1     Press Release*
-----------
*        Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 6, 2001

                                            PanAgra International Corporation


                                            By:  /s/ Ronald C. H. Lui
                                                 -------------------------------
                                                 Ronald C. H. Lui, President

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                        Consolidated Financial Statements

                                DECEMBER 31, 2000

















Dated: June 11, 2001

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                                DECEMBER 31, 2000




                                    I N D E X









                                                                 Page No.


INDEPENDENT AUDITORS' REPORT                                         2


CONSOLIDATED BALANCE SHEET
         December 31, 2000                                           3


CONSOLIDATED STATEMENTS OF OPERATIONS
         For the Years Ended December 31, 2000 and 1999 and
              June 4, 1997 (Date of Inception) to December 31, 2000  4


CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIENCY
         June 4, 1997 (Date of Inception) to December 31, 2000       5


CONSOLIDATED STATEMENTS OF CASH FLOWS
         For the Years Ended December 31, 2000 and 1999 and
              June 4, 1997 (Date of Inception) to December 31, 2000  6


NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS                       7

BRANCH OFFICE                                                   TEL 212-840-2595
20 LEBANON ROAD                                                 FAX 212-840-7239
SCARSDALE, NY 10583-7122                                        www.lwccpa.com
914-723-3376


                         Livingston, Wachtell & Co., LLP
                          certified public accountants
                           1140 avenue of the americas
                            new york, ny 10036-5803

LEONARD L. EIGER, C.P.A.                JAY J. LIVINGSTON, C.P.A. (1919-1972)
SAM BECKER, C.P.A.                     THEODORE WACHTELL, C.P.A. (1919-1966)
IRA E. COHEN, C.P.A.                   HERBERT H. REYBURN, C.P.A. (1934-1985)
JAMES R. GRIMALDI, C.P.A.              IRVING ZUCKERMAN, C.P.A. (1965-1985)
LAWRENCE GOLDMAN, C.P.A.


Board of Directors
Ming Hua Group International Holding
  (Hong Kong) Limited and Subsidiary
(A Development Stage Company)
Hong Kong, China


INDEPENDENT AUDITORS' REPORT


We have audited the accompanying consolidated balance sheet of Ming Hua Group International Holding (Hong Kong) Limited and Subsidiary (A Development Stage Company) as of December 31, 2000 and the related consolidated statements of operations, stockholders' deficiency and cash flows for the years ended December 31, 2000 and 1999 and from June 4, 1997 (Date of Inception) to December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Ming Hua Group International Holding (Hong Kong) Limited and Subsidiary (A Development Stage Company) as of December 31, 2000, and the results of its operations and its cash flows for the years ended December 31, 2000 and 1999 and from June 4, 1997 (Date of Inception) to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.






New York, New York
June 11, 2001

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                           CONSOLIDATED BALANCE SHEET

                                DECEMBER 31, 2000



                                                       ASSETS
CURRENT ASSETS
      Cash                                                                       $   76,885
      Due from Related Companies                                                    415,076
      Prepaid Expenses and Other Current Assets                                       6,242
                                                                                 ----------

              Total Current Assets                                                                  $     498,203

PROPERTY, PLANT AND EQUIPMENT - at Cost                                              230,666
      Less: Accumulated Depreciation                                                 (51,945)
                                                                                 -----------
                                                                                                          178,721
OTHER ASSETS
      Intangible Assets - Net                                                                           9,213,201
      Minority Interests                                                                                   20,734
                                                                                                    -------------

              TOTAL ASSETS                                                                          $   9,910,859
                                                                                                    =============


                                      LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
      Note Payable - Bank                                                        $  691,341
      Accrued Expenses                                                                2,568
                                                                                 ----------

              Total Current Liabilities                                                             $     693,909

LONG-TERM LIABILITIES
      Due to Stockholders                                                                               9,715,623
                                                                                                    -------------

                 TOTAL LIABILITIES                                                                     10,409,532

COMMITMENT

STOCKHOLDERS' DEFICIENCY
      Common Stock - $.12834 Par Value
           1,000,000 Shares Authorized, Issued and Outstanding                      128,340
      Deficit Accumulated During the Development Stage                             (627,013)
                                                                                 ----------

              TOTAL STOCKHOLDERS' DEFICIENCY                                                             (498,673)
                                                                                                    -------------

              TOTAL LIABILITIES AND STOCKHOLDERS'
                 DEFICIENCY                                                                         $   9,910,859
                                                                                                    =============


                  The accompanying notes are an integral part
                    of the consolidated financial statements

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999
                  AND FROM JUNE 4, 1997 (DATE OF INCEPTION) TO
                                DECEMBER 31, 2000




                                                                                                       JUNE 4, 1997
                                                                                                         (DATE OF
                                                                                                      INCEPTION) TO
                                                                                                       DECEMBER 31,
                                                                 2000                 1999                 2000
                                                                 ----                 ----                 ----

INCOME                                                       $      -             $      -             $      -

COST AND EXPENSES
     General and Administrative Expenses                          884,924                  302              888,724
                                                             ------------         ------------         ------------

OPERATING LOSS                                                    884,924                  302              888,724


OTHER EXPENSE
     Interest Expense                                                 127                -                      127
                                                             ------------         ------------         ------------

Net Loss Before Minority Interest                                 885,051                  302              888,851


     Minority Interest                                           (261,838)               -                 (261,838)
                                                             ------------         ------------         ------------

NET LOSS                                                     $    623,213         $        302         $    627,013
                                                             ============         ============         ============





NET LOSS PER SHARE OF COMMON STOCK
                                                               $  .623213          $    .00039          $   1.26350
                                                               ==========          ===========          ===========
WEIGHTED AVERAGE NUMBER OF
     COMMON STOCK                                               1,000,000              775,000              496,249
                                                             ============         ============         ============





                   The accompanying notes are an integral part
                    of the consolidated financial statements

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                      STATEMENT OF STOCKHOLDERS' DEFICIENCY

                       JUNE 4, 1997 (DATE OF INCEPTION) TO
                                DECEMBER 31, 2000




                                                                                                          DEFICIT
                                                                      COMMON STOCK                      ACCUMULATED
                                                                    $.12834 PAR VALUE                   DURING THE
                                                               SHARES             AMOUNT                DEVELOPMENT
                                                                                                           STAGE





COMMON STOCK ISSUED - June 4, 1997                                 10,000         $      1,283        $     -

     Net Loss For The Period                                         -                  -                     (289)
                                                             ------------         ------------        -------------

BALANCE - DECEMBER 31, 1997                                        10,000                1,283                (289)


     Net Loss For The Year                                           -                  -                   (3,209)
                                                             ------------         ------------        ------------

BALANCE - DECEMBER 31, 1998                                        10,000                1,283              (3,498)


     Shares Issued At Par Value - March 30, 1999                  990,000              127,057              -

     Net Loss For The Year                                           -                  -                     (302)
                                                             ------------         ------------        ------------

BALANCE - DECEMBER 31, 1999                                     1,000,000              128,340              (3,800)


     Net Loss For The Year                                           -                   -                (623,213)
                                                             ------------         ------------        ------------

BALANCE - DECEMBER 31, 2000                                     1,000,000         $    128,340        $   (627,013)
                                                             ============         ============        ============


                   The accompanying notes are an integral part
                    of the consolidated financial statements

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999
                  AND FROM JUNE 4, 1997 (DATE OF INCEPTION) TO
                                DECEMBER 31, 2000



                                                                                                      JUNE 4, 1997
                                                                                                        (DATE OF
                                                                                                      INCEPTION) TO
                                                                                                       DECEMBER 31,
                                                                  2000                1999               2000
                                                                  ----                ----               ----

CASH FLOWS FROM OPERATING ACTIVITIES
     Net Loss                                                 $     (623,213)    $         (302)     $     (627,013)
     Adjustments to Reconcile Net Loss to Net Cash
         Provided By Operating Activities:
              Depreciation and Amortization                          166,882            -                   166,882
              Changes in Operating Assets and
                  Liabilities:
                      Prepaid Expenses and
                           Other Assets                              (18,017)           -                   (26,976)
                      Accruals                                         2,567             (3,224)              2,567
                                                              --------------     --------------      --------------

     NET CASH USED IN OPERATING
         ACTIVITIES                                                 (471,781)            (3,526)           (484,540)
                                                              --------------     --------------      --------------

CASH FLOWS FROM INVESTING ACTIVITIES
      Acquisition - Net of Cash Acquired                            (322,280)           -                  (322,280)
      Purchases of Property and Equipment                           (181,128)           -                  (230,665)
                                                              --------------     --------------      --------------

     NET CASH USED IN INVESTING ACTIVITIES                          (503,408)           -                  (552,945)
                                                              --------------     --------------      --------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Due to Stockholders and Related Parties - Net                 1,049,585           (124,075)            983,541
     Issuance of Common Stock                                        -                  127,601             128,340
     Notes Payable - Bank - Net                                        2,489            -                     2,489
                                                              --------------     --------------      --------------

     NET CASH PROVIDED BY FINANCING
         ACTIVITIES                                                1,052,074              3,526           1,114,370
                                                              --------------     --------------      --------------

NET INCREASE IN CASH                                                  76,885            -                    76,885

CASH - BEGINNING OF YEAR                                             -                  -                   -
                                                              --------------     --------------      --------------

CASH - END OF YEAR                                            $       76,885     $      -            $       76,885
                                                              ==============     ==============      ==============

                   The accompanying notes are an integral part
                    of the consolidated financial statements

                         LIVINGSTON, WACHTELL & CO., LLP
                          Certified Public Accountants
                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2000



1.     THE COMPANY, MANAGEMENT DISCUSSION AND PLAN OF OPERATION

       Ming Hua Group International Holding (Hong Kong) Limited and Subsidiary
            ("Ming Hua Holding"), formerly Lucky Perfect International Limited and Shenzhen Ming Hua Group ("H.K") Limited, was incorporated under the laws of the Hong Kong Special Administrator region of the Peoples Republic of China on June 4, 1997. On July 16, 2000, Ming Hua Holding acquired a 70% interest in Shenzhen Ming Hua Environmental Protection Vehicle Co., Ltd. a Peoples Republic of China Corporation, ("Environmental Vehicle Company"), (collectively the "Company").

       The Company presently owns patented technology relating to the production of hybrid vehicles powered by a combination of a combustion diesel engine and an electric power system. The Company produced a prototype hybrid vehicle in 1999 and will initially target the public transportation sector. The Company has not made any sales of its vehicles models to date, however, it has entered into 4 non-binding letters of intent for the sale of up to 110 vehicles.

       The Company remains in the development stage and for the period June 4, 1997 (date of inception) to December 31, 1999 has engaged primarily in research and development activities developing the hybrid powered vehicle technology. General and administrative expenses consists primarily of professional and consulting fees and rent expenses.

       The Company's stockholders intend to carry out their plan to exchange all of their stock for an existing publicly traded Company's stock in order to generate more capital for the Company (See Note 8 "Subsequent Event"). The Company's existing capital is not sufficient to meet the Company's cash needs, accordingly, additional capital is required for future operations.


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       BASIS OF CONSOLIDATION, ORGANIZATION AND BUSINESS

       The accompanying consolidated financial statements include the accounts of Ming Hua Holding and its 70% owned subsidiary, the Environmental Vehicle Company.

       All  material   intercompany   accounts  and  transactions   have  been
         eliminated in 2000.

       The Company has determined The Peoples Republic of China Chinese Yuan Renminbi to be the functional currency of the Environmental Vehicle Company. There were no gains or losses recognized as a result of translating foreign currencies to the U.S. dollars due to the stability of the currency in 2000. No assurance however, can be given as to the future valuation of the foreign currencies and how further movements in the foreign currencies could affect future earnings of the Company.

       The balance sheet of the foreign subsidiary was translated at year-end exchange rates, except for property and equipment, which was translated at rates in effect when the assets were acquired, substantially the same as the year end rates. Expenses were translated at exchange rates in effect during the year, substantially the same as the year-end rates.

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2000



2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

       REVENUE RECOGNITION

       The Company will recognize revenue when binding orders are received and vehicles are shipped to customers.


       SIGNIFICANT ESTIMATES

       Several areas require significant management estimates relating to uncertainties for which it is reasonably possible that there will be a material change in the near term. The more significant areas requiring the use of management estimates related to valuation of intangible assets and the useful lives for amortization and depreciation.


       PROPERTY, PLANT AND EQUIPMENT

       Expenditures for maintenance, repairs and betterments, which do not materially extend the normal useful life of an asset, are charged to operations as incurred. Upon sale or other disposition of assets, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in income.

       Depreciation and amortization are provided for financial reporting primarily on the accelerated and the straight-line methods over the estimated useful lives of the respective assets as follows:

                                                                      Estimated
                                                                    Useful Lives
                                                                    ------------
                          Machinery and Equipment                      5 years
                          Transportation and Delivery Equipment        3 years
                          Office and Computer Software and
                             Equipment                                 5 years


       The Company continually reviews plant and equipment and other long-lived assets to determine that the carrying values have not been impaired.

       Depreciation on property and equipment charged to expense was $51,945 for 2000.


       PATENTS

       Patents are being amortized on a straight-line basis over their estimated useful lives. The amortization charged to expense was $109,169 in 2000.

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2000



2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


       ADVERTISING COSTS

       All costs associated with advertising and promoting products are expensed in the year incurred. Advertising expense was $46,602 for the year ended December 31, 2000.


       INCOME TAXES

       Income tax expense is based on reported income before income taxes.
            Deferred income taxes reflect the effect of temporary differences between assets and liabilities that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. In accordance with Statement of Financial Accounting Standard (SFAS) No. 109, "Accounting for Income Taxes," these deferred taxes are measured by applying currently enacted tax laws.

       The Company is currently in the development stage and has not yet commenced an active trade or business, therefore, the Company did not provide any current or deferred income tax provision or benefit for any periods presented to date because it has experienced operating losses since inception.


       MINORITY INTERESTS

       A receivable was recorded for $20,734 reflecting the minority interest loss, as it is the minority interest's intention to provide additional capital to cover the present deficit in stockholders' equity of the Environmental Vehicle Company.


       RESEARCH AND DEVELOPMENT COSTS

       Company sponsored research and development costs, related to both present and future products, are charged to operations when incurred and are included in operating expenses. Total expenditures for research and development was $70,793 in 2000.


       RELATED PARTY AND STOCKHOLDERS' LOANS

       Stockholders' loans are unsecured, non-interest bearing and have no fixed terms of repayment. Due from related party consists primarily of prepaid rent on office space.

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2000



3.     ACQUISITION OF A SUBSIDIARY

       Ming Hua Holding acquired 70% of the outstanding common stock shares of the Environmental Vehicle Company on July 16, 2000, for $793,270 in cash. This stock acquisition had been accounted for under the purchase method of accounting. The purchase price had been allocated to the assets acquired and the liabilities assumed based on estimated fair value and the excess of the purchase price over the estimated fair value of the assets acquired, recorded as goodwill. Goodwill totaling $230,707 is being amortized in the straight-line basis over an estimated life of 20 years. The total amortization expense for goodwill was $5,768 for the year ended December 31, 2000. The Environmental Company's loss has been included in the consolidated financial results of the Company from its date of acquisition.

       Otherintangible assets acquired included both in-process research and development costs and a patent. The total amount of purchase price allocated to the in-process research and development costs and the patent were $7,459,893 and $1,637,538, respectively. This cost allocation was based on an appraisal report by Shenzhen Zhong-Dexin Assets Appraisal Co., Ltd. licensed by the Ministry of Finance of The Peoples Republic of China.

       During July 2000, Environmental Vehicle Company transferred real estate with a book value of $965,000, to a stockholder as partial satisfaction of the stockholder's loan. No gain or loss was recognized on the transfer of this asset.


4.     PROPERTY AND EQUIPMENT

       Property and equipment at cost consists of:

                                                           December 31,
                                                             2 0 0 0
                                                           ----------

             Transportation Equipment                       $  58,118

             Office, Computer Software and Equipment          172,548
                                                            ---------

                                                              230,666

             Less: Accumulated Depreciation                   (51,945)
                                                            ---------

                                    T O T A L               $ 178,721
                                                            =========

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2000



5.     NOTES PAYABLE - BANK

       This bank loan consists of a credit line agreement secured by a guarantee given by a related party. The outstanding loan balance at December 31, 2000 was $691,341.

       Total interest expense incurred in 2000 was $127.


6.     LEASE COMMITMENTS

       The Company leases office space from a related company, under a long-term non-cancellable lease agreement with annual rent escalations of 8%.

       Minimum future rental payments under the non-cancellable operating lease as of December 31, 2000 for each of the next five years and in the aggregate are as follows:

                Year Ended
                December 31,                           Amount

                2001                              $  417,423
                2002                                 450,817
                2003                                 486,883
                2004                                 525,833
                2005                                 368,766
                2006 and thereafter                   -
                                                  ------------

                Total Minimum Future Rental      $ 2,249,722
                Payments                          ============


Total rent expense paid to the related Company for the year ended December 31, 2000 was $170,916.


7.     SUPPLEMENTAL CASH FLOW INFORMATION

       Cash paid during the years ended December 31, 2000 and 1999 for:

                                                                                                    June 4, 1997
                                                                                                      (Date of
                                                                                                    Inception) to
                                                                                                    December 31,
                                                                   2 0 0 0           1 9 9 9           2 0 0 0
                                                                   -------           -------           -------

              Interest                                             $  127           $  -                $  127
                                                                   ======           ========            ======

              Income Taxes                                         $  -              $ -                $   -
                                                                   ======            =======            ===========

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2000




7.     SUPPLEMENTAL CASH FLOW INFORMATION (Continued)

       Details of 2000 business acquisition:


              Fair Value of Assets Acquired               $   10,569,833
              Liabilities Assumed`                             9,776,563
                                                          --------------

              Cash Paid for Acquisition                   $      793,270
                                                          ==============

              Cash Received Included in
                    Assets Acquired                       $      470,990
                                                          ==============


8.     SUBSEQUENT EVENTS

       On February 9, 2001, the Company acquired an additional 15% interest in the Environmental Vehicle Company, therefore, increasing its stock ownership from 70% to 85%.

       On April 27, 2001, the Company's two stockholders entered into a stock sale agreement (the "Agreement") with Panagra International Corporation ("Panagra") and its Subsidiary, Ming Hua Acquisition Corp., ("Acquisition Corp.") relating to the purchase by Acquisition Corp. of all of the outstanding capital stock of Ming Hua Holding. The Closing is subject to various conditions including the completion of a due diligence investigation by Panagra and Acquisition Corp. of Ming Hua Holding and the Environmental Vehicle Company. From and after the Closing, Panagra will indirectly control the Environmental Vehicle Company.

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                        Consolidated Financial Statements

                                 MARCH 31, 2001






























Dated: June 11, 2001

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                                 MARCH 31, 2001




                                    I N D E X









                                                                    Page No.


INDEPENDENT ACCOUNTANTS' REVIEW REPORT                                2


BALANCE SHEETS
         March 31, 2001 and December 31, 2000                         3


STATEMENTS OF OPERATIONS
         For the Three Months Ended March 31, 2001 and 2000 and from June 4, 1997 (Date of Inception) to March 31, 2001 4


STATEMENT OF STOCKHOLDERS' DEFICIENCY
         June 4, 1997 (Date of Inception) to March 31, 2001           5


STATEMENTS OF CASH FLOWS
         For the Three Months Ended March 31, 2001 and 2000 and from June 4, 1997 (Date of Inception) to March 31, 2001 6


NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS                        7

BRANCH OFFICE                                              TEL 212-840-2595
20 LEBANON ROAD                                            FAX 212-840-7239
SCARSDALE, NY 10583-7122                                    www.lwccpa.com
914-723-3376


                         Livingston, Wachtell & Co., LLP
                          certified public accountants
                           1140 avenue of the americas
                            new york, ny 10036-5803

LEONARD L. EIGER, C.P.A.                  JAY J. LIVINGSTON, C.P.A. (1919-1972)
SAM BECKER, C.P.A.                        THEODORE WACHTELL, C.P.A. (1919-1966)
IRA E. COHEN, C.P.A.                      HERBERT H. REYBURN, C.P.A. (1934-1985)
JAMES R. GRIMALDI, C.P.A.                 IRVING ZUCKERMAN, C.P.A. (1965-1985)
LAWRENCE GOLDMAN, C.P.A.


Board of Directors
Ming Hua Group International Holding
  (Hong Kong) Limited and Subsidiary
(A Development Stage Company)
Hong Kong, China


INDEPENDENT ACCOUNTANTS' REVIEW REPORT


We have reviewed the accompanying balance sheet of Ming Hua Group International Holding (Hong Kong) Limited and Subsidiary (A Development Stage Company) as of March 31, 2001 and the related statements of operations and cash flows for the three months then ended and from June 4, 1997 (Date of Inception) to March 31, 2001 and the statement of stockholders' deficiency from June 4, 1997 (Date of Inception) to March 31, 2001. All information included in these financial statements is the representation and responsibility of the management of Ming Hua Group International Holding (Hong Kong) Limited and Subsidiary (A Development Stage Company).

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants generally accepted in the United
States of America. A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an examination in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

The balance sheet as of December 31, 2000, has been included for comparative purposes only. The financial statements for the year ended December 31, 2000, were audited by us and we expressed an unqualified opinion on them in our report dated June 11, 2001, but we have not performed any auditing procedures since that date.




New York, New York
June 11, 2001

                         LIVINGSTON, WACHTELL & CO., LLP
                          Certified Public Accountants
                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                           CONSOLIDATED BALANCE SHEETS

                      MARCH 31, 2001 AND DECEMBER 31, 2000



                                                                           MARCH 31,           DECEMBER 31,
                                                                            2 0 0 1              2 0 0 0
                                                                            -------              -------
                                                    ASSETS

CURRENT ASSETS
      Cash                                                                $       7,753        $      76,885
      Due from Related Companies                                                272,026              415,076
      Prepaid Expenses and Other Current Assets                                  29,509                6,242
                                                                          -------------        -------------

              Total Current Assets                                              309,288              498,203
                                                                          -------------        -------------

PROPERTY AND EQUIPMENT - at Cost                                                280,274              230,666
      Less: Accumulated Depreciation                                            (64,860)             (51,945)
                                                                          -------------        -------------

                                                                                215,414              178,721
                                                                          -------------        -------------
OTHER ASSETS
      Intangible Assets - Net                                                 9,342,910            9,213,201
      Minority Interests                                                         58,893               20,734
                                                                          -------------        -------------

                                                                              9,401,803            9,233,935
                                                                          -------------        -------------

              TOTAL ASSETS                                                $   9,926,505        $   9,910,859
                                                                          =============        =============

                                   LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
      Note Payable - Bank                                                 $     666,398        $     691,341
      Accrued Expenses                                                           15,876                2,568
                                                                          -------------        -------------

              Total Current Liabilities                                         682,274              693,909

LONG-TERM LIABILITIES
      Due to Stockholders                                                    10,127,333            9,715,623
                                                                          -------------        -------------

              TOTAL LIABILITIES                                              10,809,607           10,409,532
                                                                          -------------        -------------

COMMITMENT

STOCKHOLDERS' DEFICIENCY
      Common Stock - $.12834 Par Value
           1,000,000 Shares Authorized, Issued and
              Outstanding                                                       128,340              128,340
      Deficit Accumulated During the Development Stage                       (1,011,442)            (627,013)
                                                                          -------------        --------------

              TOTAL STOCKHOLDERS' DEFICIENCY                                   (883,102)            (498,673)
                                                                          -------------        -------------

              TOTAL LIABILITIES AND STOCKHOLDERS'
                 DEFICIENCY                                               $   9,926,505        $   9,910,859
                                                                          =============        =============


        The accompanying notes and independent accountants' review report are an integral part of the consolidated financial statements

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                      CONSOLIDATED STATEMENTS OF OPERATIONS

               FOR THE THREE MONTHS ENDED MARCH 31, 2001 AND 2000
                  AND FROM JUNE 4, 1997 (DATE OF INCEPTION) TO
                                 MARCH 31, 2001




                                                                 THREE                THREE            JUNE 4, 1997
                                                                MONTHS               MONTHS              (DATE OF
                                                                 ENDED                ENDED           INCEPTION) TO
                                                               MARCH 31,            MARCH 31,           MARCH 31,
                                                                2 0 0 1              2 0 0 0             2 0 0 1
                                                                -------              -------             -------

INCOME                                                       $      -             $      -             $      -

COST AND EXPENSES
     General and Administrative Expenses                          439,139                5,555            1,327,863
                                                             ------------         ------------         ------------

OPERATING LOSS                                                    439,139                5,555            1,327,863


OTHER EXPENSE
     Interest Expense                                               9,175                -                    9,302
                                                             ------------         ------------         ------------

Net Loss Before Minority Interest                                 448,314                5,555            1,337,165


     Minority Interest                                            (63,885)               -                 (325,723)
                                                             ------------         ------------         ------------

NET LOSS                                                     $    384,429         $      5,555         $  1,011,442
                                                             ============         ============         ============





NET LOSS PER SHARE OF COMMON STOCK                             $  .384429          $   .005555           $ 1.912929
                                                               ==========           ===========          ==========

WEIGHTED AVERAGE NUMBER OF
     COMMON STOCK SHARES                                        1,000,000            1,000,000              528,740
                                                             ============         ============         ============



        The accompanying notes and independent accountants' review report are an integral part of the consolidated financial statements

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                      STATEMENT OF STOCKHOLDERS' DEFICIENCY

                       JUNE 4, 1997 (DATE OF INCEPTION) TO
                                 MARCH 31, 2001




                                                                                                          DEFICIT
                                                                      COMMON STOCK                      ACCUMULATED
                                                                    $.12834 PAR VALUE                    DURING THE
                                                               SHARES             AMOUNT                 DEVELOPMENT
                                                                                                           STAGE





COMMON STOCK ISSUED - June 4, 1997                                 10,000         $      1,283        $     -

     Net Loss For The Period                                         -                  -                     (289)
                                                             ------------         ------------        ------------

BALANCE - DECEMBER 31, 1997                                        10,000                1,283                (289)

     Net Loss For The Year                                           -                  -                   (3,209)
                                                             ------------         ------------        ------------

BALANCE - DECEMBER 31, 1998                                        10,000                1,283              (3,498)

     Shares Issued At Par Value - March 30, 1999                  990,000              127,057              -

     Net Loss For The Year                                           -                  -                     (302)
                                                             ------------         ------------        ------------

BALANCE - DECEMBER 31, 1999                                     1,000,000              128,340              (3,800)

     Net Loss For The Year                                           -                   -                (623,213)
                                                             ------------         ------------        ------------

BALANCE - DECEMBER 31, 2000                                     1,000,000              128,340            (627,013)

     Net Loss For The Period                                        -                    -                (384,429)
                                                             ------------         ------------        ------------

BALANCE - MARCH 31, 2001                                        1,000,000         $    128,340        $ (1,011,442)
                                                             ============         ============        ============


        The accompanying notes and independent accountants' review report are an integral part of the consolidated financial statements

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

               FOR THE THREE MONTHS ENDED MARCH 31, 2001 AND 2000
                  AND FROM JUNE 4, 1997 (DATE OF INCEPTION) TO
                                 MARCH 31, 2001



                                                                  THREE              THREE            JUNE 4, 1997
                                                                 MONTHS              MONTHS             (DATE OF
                                                                  ENDED              ENDED            INCEPTION) TO
                                                                MARCH 31,           MARCH 31            MARCH 31,
                                                                 2 0 0 1            2 0 0 0              2 0 0 1
                                                                 -------            -------              -------

CASH FLOWS FROM OPERATING ACTIVITIES
     Net Loss                                                 $     (384,429)    $       (5,555)     $   (1,011,442)
     Adjustments to Reconcile Net Loss to Net Cash
         Provided By Operating Activities:
              Depreciation and Amortization                           43,115            -                   209,997
              Changes in Operating Assets and
                  Liabilities:
                      Prepaid Expenses and
                           Other Assets                              (61,426)           -                   (88,402)
                      Accruals                                        13,308            -                    15,875
                                                              --------------     --------------      --------------

     NET CASH USED IN OPERATING
         ACTIVITIES                                                 (389,432)            (5,555)           (873,972)
                                                              --------------     --------------      --------------

CASH FLOWS FROM INVESTING ACTIVITIES
      Acquisitions - Net of Cash Acquired                           (169,903)           -                  (492,183)
      Purchases of Property and Equipment                            (49,608)           -                  (280,273)
                                                              --------------     --------------      --------------

     NET CASH USED IN INVESTING ACTIVITIES                          (219,511)           -                  (772,456)
                                                              --------------     --------------      --------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Due to Stockholders and Related Parties - Net                   564,754              5,555           1,548,295
     Issuance of Common Stock                                        -                  -                   128,340
     Notes Payable - Bank - Net                                      (24,943)           -                   (22,454)
                                                              --------------     --------------      --------------

     NET CASH PROVIDED BY FINANCING
         ACTIVITIES                                                  539,811              5,555           1,654,181
                                                              --------------     --------------      --------------

NET INCREASE (DECREASE) IN CASH                                      (69,132)           -                     7,753

CASH - BEGINNING OF YEAR                                              76,885            -                   -
                                                              --------------     --------------      --------------

CASH - END OF YEAR                                            $      7,753       $      -            $        7,753
                                                              ============       ==============      ==============


        The accompanying notes and independent accountants' review report are an integral part of the consolidated financial statements

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                 MARCH 31, 2001




The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three month period ended March 31, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2001. For further information, refer to the financial statements and footnotes thereto included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000.


1.     THE COMPANY, MANAGEMENT DISCUSSION AND PLAN OF OPERATION

      Ming Hua Group International Holding (Hong Kong) Limited and Subsidiary
         ("Ming Hua Holding"), formerly Lucky Perfect International Limited and Shenzhen Ming Hua Group ("H.K") Limited, was incorporated under the laws of the Hong Kong Special Administrator region of the Peoples Republic of China on June 4, 1997. On July 16, 2000, Ming Hua Holding acquired a 70% interest in Shenzhen Ming Hua Environmental Protection Vehicle Co., Ltd. a Peoples Republic of China Corporation,
         ("Environmental Vehicle Company"), (collectively the "Company"). On February 9, 2001, the Company acquired an additional 15% interest in Shenzhen Ming Hua Environmental Protection Vehicle Co., Ltd. for a total of an 85% interest.

       The Company presently owns patented technology relating to the production of hybrid vehicles powered by a combination of a combustion diesel engine and an electric power system. The Company produced a prototype hybrid vehicle in 1999 and will initially target the public transportation sector. The Company has not made any sales of its vehicles models to date, however, it has entered into 4 non-binding letters of intent for the sale of up to 110 vehicles.

       The Company remains in the development stage and for the period June 4, 1997 (date of inception) to March 31, 2001 has engaged primarily in research and development activities developing the hybrid powered vehicle technology. General and administrative expenses consists primarily of professional and consulting fees and rent expenses.

       The Company's stockholders intend to carry out their plan to exchange all of their stock for an existing publicly traded Company's stock in order to generate more capital for the Company (See Note 8 "Subsequent Event"). The Company's existing capital is not sufficient to meet the Company's cash needs, accordingly, additional capital is required for future operations.


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       BASIS OF CONSOLIDATION, ORGANIZATION AND BUSINESS

       The accompanying consolidated financial statements include the accounts of Ming Hua Holding and its 85% owned subsidiary, the Environmental Vehicle Company.

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                 MARCH 31, 2001



2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

       BASIS OF CONSOLIDATION, ORGANIZATION AND BUSINESS (Continued)

       All material intercompany accounts and transactions have been eliminated.

       The Company has determined The Peoples Republic of China Chinese Yuan Renminbi to be the functional currency of the Environmental Vehicle Company. There were no gains or losses recognized as a result of translating foreign currencies to the U.S. dollars due to the stability of the currency to date. No assurance however, can be given as to the future valuation of the foreign currencies and how further movements in the foreign currencies could affect future earnings of the Company.

       The balance sheet of the foreign subsidiary was translated at period and year end exchange rates, except for property and equipment, which was translated at rates in effect when the assets were acquired, substantially the same as the period and year end rates. Expenses were translated at exchange rates in effect during the year, substantially the same as period and year end rates.

       REVENUE RECOGNITION

       The Company will recognize revenue when binding orders are received and vehicles are shipped to customers.


       SIGNIFICANT ESTIMATES

       Several areas require significant management estimates relating to uncertainties for which it is reasonably possible that there will be a material change in the near term. The more significant areas requiring the use of management estimates related to valuation of intangible assets and the useful lives for amortization and depreciation.


       PROPERTY AND EQUIPMENT

       Expenditures for maintenance, repairs and betterments, which do not materially extend the normal useful life of an asset, are charged to operations as incurred. Upon sale or other disposition of assets, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in income.

       Depreciation and amortization are provided for financial reporting primarily on the accelerated and the straight-line methods over the estimated useful lives of the respective assets as follows:

                                                                     Estimated
                                                                    Useful Lives

            Machinery and Equipment                                    5 years
            Transportation and Delivery Equipment                      3 years
            Office and Computer Software and
               Equipment                                               5 years

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                 MARCH 31, 2001



2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

       PROPERTY AND EQUIPMENT (Continued)

       The Company continually reviews machinery and equipment and other long-lived assets to determine that the carrying values have not been impaired.

       Depreciation on property and equipment charged to expense was $12,972 and $- 0 - for the three months ended March 31, 2001 and 2000, respectively.


       PATENTS

       Patents are being amortized on a straight-line basis over their estimated useful lives. The amortization charged to expense was $27,262 and $- 0 - for the three months ended March 31, 2001 and 2000, respectively.


       ADVERTISING COSTS

       All costs associated with advertising and promoting products are expensed in the year incurred. Advertising expense was $23,332 and $- 0 - for the three months ended March 31, 2001 and 2000, respectively.


       INCOME TAXES

       Income tax expense is based on reported income before income taxes.
            Deferred income taxes reflect the effect of temporary differences between assets and liabilities that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. In accordance with Statement of Financial Accounting Standard (SFAS) No. 109, "Accounting for Income Taxes," these deferred taxes are measured by applying currently enacted tax laws.

       The Company is currently in the development stage and has not yet commenced an active trade or business, therefore, the Company did not provide any current or deferred income tax provision or benefit for any periods presented to date because it has experienced operating losses since inception.


       MINORITY INTERESTS

       Receivables have been recorded for $58,893 reflecting the cumulative minority interest loss, as it is the minority interest's intention to provide additional capital to cover the present deficit in stockholders' equity of the Environmental Vehicle Company.

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                 MARCH 31, 2001



2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

       RESEARCH AND DEVELOPMENT COSTS

       Company sponsored research and development costs, related to both present and future products, are charged to operations when incurred and are included in operating expenses. Total expenditures for research and development were $9,263 and $- 0 - for the three months ended March 31, 2001 and 2000, respectively.


       RELATED PARTY AND STOCKHOLDERS' LOANS

       Stockholders' loans are unsecured, non-interest bearing and have no fixed terms of repayment. Due from related party consists primarily of prepaid rent on office space.


3.     ACQUISITION OF A SUBSIDIARY

       Ming Hua Holding acquired 70% of the outstanding common stock shares of the Environmental Vehicle Company on July 16, 2000, for $793,270 in cash and an additional 15% on February 9, 2001 for $169,603 cash. This stock acquisition had been accounted for under the purchase method of accounting. The purchase price had been allocated to the assets acquired and the liabilities assumed based on estimated fair value and the excess of the purchase price over the estimated fair value of the assets acquired, recorded as goodwill. Goodwill totaling $400,310 is being amortized on the straight-line basis over an estimated life of 20 years. The total amortization expense for goodwill was $2,881 and $- 0 - for the three months ended March 31, 2001 and 2000, respectively. The Environmental Vehicle Company's loss has been included in the consolidated financial results of the Company from its date of acquisition.

       Otherintangible assets acquired included both in-process research and development costs and a patent. The total amount of purchase price allocated to the in-process research and development costs and the patent were $7,459,893 and $1,637,538, respectively. This cost allocation was based on an appraisal report by Shenzhen Zhong-Dexin Assets Appraisal Co., Ltd. licensed by the Ministry of Finance of The Peoples Republic of China.

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                 MARCH 31, 2001



4.     PROPERTY AND EQUIPMENT

       Property and equipment at cost consists of:

                                                                              March 31,           December 31,
                                                                               2 0 0 1              2 0 0 0
                                                                           -------------         -------------

             Transportation Equipment                                       $     58,118           $    58,118

             Office, Computer Software and Equipment                             222,156               172,548
                                                                            ------------           -----------

                                                                                 280,274               230,666

             Less: Accumulated Depreciation                                      (64,860)              (51,945)
                                                                            ------------           -----------

                                    T O T A L                               $    215,414           $   178,721
                                                                            ============           ===========


5.     NOTES PAYABLE - BANK

       This bank loan consists of a credit line agreement secured by a guarantee given by a related party. The outstanding loan balance at March 31, 2001 was $666,398.

       Totalinterest expense incurred was 2000 was $9,175 and $- 0 - for the three months ended March 31, 2001 and 2000, respectively.


6.     LEASE COMMITMENTS

       The Company leases office space from a related company, under a long-term non-cancellable lease agreement with annual rent escalations of 8%.

       Minimum future rental payments under the non-cancellable operating lease as of March 31, 2001 for each of the next five years and in the aggregate are as follows:

Period Ended
March 31,                          Amount

2002                             $     425,091
2006                                   459,098
2007                                   495,826
2008                                   535,492
2006 and thereafter                    230,227
                                   ------------

Total Minimum Future Rental       $   2,145,734
Payments                          =============


       Totalrent expense paid to the related Company was $142,597 and $- 0 - for the three months ended March 31, 2001 and 2000, respectively.

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                 MARCH 31, 2001



7.     SUPPLEMENTAL CASH FLOW INFORMATION

       Cash paid for:

                                                                                                    June 4, 1997
                                                                        Three Months                  (Date of
                                                                            Ended                   Inception) to
                                                                           March 31,                  March 31,
                                                                           ---------
                                                                     2 0 0 1         2 0 0 0           2 0 0 1
                                                                     -------         -------           -------

              Interest                                                 $9,175       $  -                $9,302
                                                                       ======       ========            ======

              Income Taxes                                             $  -         $  -               $   -
                                                                     ========       =======            =======


       Details of 2001 business acquisition:

                                                                      2 0 0 1

              Fair Value of Assets Acquired                          $169,603

              Liabilities Assumed`                                      - 0 -
                                                                     ---------

              Cash Paid for Acquisition                              $169,603
                                                                     ========



8.     SUBSEQUENT EVENTS

       On April 27, 2001, the Company's two stockholders entered into a stock sale agreement (the "Agreement") with Panagra International Corporation ("Panagra") and its Subsidiary, Ming Hua Acquisition Corp., ("Acquisition Corp.") relating to the purchase by Acquisition Corp. of all of the outstanding capital stock of Ming Hua Holding. The Closing is subject to various conditions including the completion of a due diligence investigation by Panagra and Acquisition Corp. of Ming Hua Holding and the Environmental Vehicle Company. From and after the Closing, Panagra will indirectly control the Environmental Vehicle Company.